EXHIBIT 32.1

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ParkerVision, Inc. (the “Company”) on Form 10-Q, for the period ended September  30, 2020 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Ugust 7

Dated: November 16, 2020	Name:/s/ Jeffrey L. Parker
Title: Chief Executive Officer (Principal
Executive Officer)

Dated: November 16, 2020	Name:/s/ Cynthia L. Poehlman
Title: Chief Financial Officer (Principal
Financial Officer and Principal Accounting Officer)